UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 6, 2004


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       001-09553             04-2949533
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
        incorporation)                                    Identification Number)


                        1515 Broadway, New York, NY 10036
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8--Other Events

Item 8.01  Other Events.

         On October 6, 2004, the Registrant issued a press release announcing the preliminary results of the Blockbuster split-off exchange offer.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Section 9--Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

      (c)  Exhibits

           Exhibit 99.1 Press Release issued by the Registrant, dated October 6, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VIACOM INC.
                                  (Registrant)



                                  By:  /s/ Michael D. Fricklas
                                       --------------------------
                                       Name:  Michael D. Fricklas
                                       Title: Executive Vice President, General
                                              Counsel and Secretary


Date:    October 6, 2004

                                  EXHIBIT INDEX

Exhibit 99.1    Press Release issued by the Registrant, dated October 6, 2004.

                                                                Exhibit 99.1

                      VIACOM ANNOUNCES PRELIMINARY RESULTS
               OF SUCCESSFUL BLOCKBUSTER SPLIT-OFF EXCHANGE OFFER

                        Exchange Offer is Oversubscribed;
             Final Results to be Announced on or before October 13th

NEW YORK, October 6, 2004 - Viacom Inc. (NYSE: VIA and VIA.B) today announced that, based on preliminary results, its exchange offer for the split-off of Blockbuster Inc. (NYSE: BBI and BBI.B) was oversubscribed. The successful offer to Viacom stockholders for the exchange, on a tax-free basis, of some or all of their Viacom shares for shares of Blockbuster common stock held by Viacom expired at 12:00 midnight, New York City time, on October 5, 2004.

Based on a preliminary count by the exchange agent, The Bank of New York, 294,926,641 shares of Viacom common stock, consisting of 4,648,793 shares of Viacom class A common stock and 290,277,848 shares of Viacom class B common stock, were tendered for exchange. Of these shares, 150,315,329 shares of Viacom common stock, consisting of 1,287,577 shares of Viacom class A common stock and 149,027,752 shares of Viacom class B common stock, were tendered by notice of guaranteed delivery. Viacom will accept for exchange 27,961,165 shares of Viacom common stock in exchange for the 72 million shares of Blockbuster class A common stock and 72 million shares of Blockbuster class B common stock Viacom owns. Because the exchange offer is oversubscribed, Viacom will accept only a portion of the number of shares of each class of Viacom common stock that were tendered, on a pro-rata basis in proportion to the number of shares tendered. Based on the preliminary results, and assuming all shares tendered by notice of guaranteed delivery are delivered under the terms of the exchange offer, Viacom will accept approximately 9.5% of the tendered shares of each class of Viacom common stock. Viacom expects to announce the final results of the exchange offer, including the final proration factor, on or before Wednesday, October 13, 2004.

Stockholders that have tendered less than 100 shares, or an odd-lot, will not be subject to proration, except that stockholders that have tendered odd-lots as a participant in a Viacom or Blockbuster employee benefit plan are not entitled to this preference.

Viacom commenced the exchange offer on September 8, 2004 and offered to exchange
5.15 shares of Blockbuster stock, consisting of 2.575 shares of Blockbuster Class A common stock and 2.575 shares of Blockbuster Class B common stock, for each share of Viacom common stock validly tendered and not properly withdrawn, up to an aggregate of 27,961,165 shares of Viacom class A or class B common stock.

Shares of Blockbuster common stock will be credited to accounts of tendering stockholders by the exchange agent promptly after the final results of the exchange offer are announced. In addition, checks in lieu of fractional Blockbuster shares and shares of Viacom class A and class B common stock tendered but not accepted for exchange are expected to be delivered or mailed on or before October 22, 2004.

Information About the Exchange Offer

Stockholders of Viacom are advised to read Viacom's Tender Offer Statement on Schedule TO, Blockbuster's Registration Statement on Form S-4 and the Prospectus-Offer to Exchange, as well as any other documents relating to the exchange offer that are filed with the SEC when they become available because they will contain important information. Stockholders of Viacom may obtain copies of these documents for free at the SEC's website at www.sec.gov or from Viacom Investor Relations at 1-800-516-4399. Viacom stockholders may also request copies of the exchange offer documents from Viacom's information agent, MacKenzie Partners, Inc., located at 105 Madison Avenue, New York, NY 10016, at
(800) 322-2885 (toll-free) in the United States or at (212) 929-5500 (collect) elsewhere.

About Viacom Inc.

Viacom is a leading global media company, with preeminent positions in broadcast and cable television, radio, outdoor advertising, and online. With programming that appeals to audiences in every demographic category across virtually all media, the company is a leader in the creation, promotion, and distribution of entertainment, news, sports, music, and comedy. Viacom's well-known brands include CBS, MTV, Nickelodeon, Nick at Nite, VH1, BET, Paramount Pictures, Infinity Broadcasting, Viacom Outdoor, UPN, TV Land, Comedy Central, CMT:
Country Music Television, Spike TV, Showtime and Simon & Schuster. More information about Viacom and its businesses is available at www.viacom.com.

Contacts:

Viacom Contacts:
Media:                                                  Analysts/Investors:


Carl Folta                                              Martin Shea
Senior Vice President, Corporate Relations              Senior Vice President, Investor Relations
(212) 258-6352                                          (212) 258-6515
carl.folta @viacom.com                                  marty.shea@viacom.com

Susan Duffy                                             James Bombassei
Vice President, Corporate Relations                     Vice President, Investor Relations
(212) 258-6347                                          (212) 258-6377
susan.duffy@viacom.com                                  james.bombassei@viacom.com

Blockbuster Contacts:
Media:                                                  Analysts/Investors:

Karen Raskopf                                           Mary Bell
Senior Vice President, Corp. Communications             Senior Vice President, Investor Relations and
(214) 854-3555                                          Corporate Treasurer
                                                        (214) 854-3863

Randy Hargrove
Director, Corp. Communications
(214) 854-3190


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